SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement          [ ] Confidential, for Use of
[x] Definitive Proxy Statement                 the Commission Only (as
[ ] Definitive Additional Materials            permitted by
[ ] Soliciting Material Pursuant to            Rule 14a-6(e)(2))
            Rule 14a-11(c)
            or Rule 14a-12

                                  Epitope, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of  Person(s)  Filing Proxy  Statement  if other than the  Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
    2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
    4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
    5)  Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount Previously Paid:

--------------------------------------------------------------------------------
    2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
    3)  Filing Party:

--------------------------------------------------------------------------------
    4)  Date Filed:

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
                            [Graphic: Epitope logo]

                                  EPITOPE, INC.
                            8505 S.W. Creekside Place
                             Beaverton, Oregon 97008


                                                                January 11, 2000

Dear Shareholder:

         You are cordially invited to attend the 2000 Annual Meeting of Shareholders to be held on TUESDAY, FEBRUARY 15, 2000, at the Oregon Convention Center, 777 N.E. Martin Luther King Jr. Boulevard, Portland, Oregon, at 9:00 a.m. Your Board of Directors and management look forward to personally greeting those present. At the meeting, you will be asked to (i) elect three Class I directors to serve on the Board of Directors until the Annual Meeting of Shareholders in 2003 and one Class III director to serve on the Board of Directors until the Annual Meeting of Shareholders in 2001; (ii) consider and vote on a proposal to approve a new employee stock award plan; and (iii) transact such other business as may properly come before the meeting or any adjournments thereof.

         Your Board of Directors unanimously recommends that you vote FOR adoption of the new stock award plan. In addition, the Board of Directors has approved the nominees for director and recommends that you vote FOR their election to the board.

         Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting in person, we urge you to mark, sign, date, and mail the enclosed proxy card promptly in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting and vote in person even if you have previously mailed your proxy card.


Sincerely yours,

/s/ Charles E. Bergeron

Charles E. Bergeron
Interim President and Chief Financial Officer

                            [Graphic: Epitope logo]

                                  EPITOPE, INC.
                            8505 S.W. Creekside Place
                             Beaverton, Oregon 97008
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 15, 2000
                                 --------------

To the Shareholders of Epitope, Inc.:


         The Annual Meeting of Shareholders of Epitope, Inc., an Oregon corporation, will be held at the Oregon Convention Center, 777 N.E. Martin Luther King Jr. Boulevard, Portland, Oregon 97232, on TUESDAY, FEBRUARY 15, 2000, at 9:00 a.m. for the following purposes:

1.       To elect three Class I directors and one Class III director;

2. To consider and vote on a proposal to approve a new employee stock award plan to be called the "Epitope, Inc. 2000 Stock Award Plan"; and

3. To consider such other business as may properly come before the meeting or any adjournment thereof.

         Additional information is included in the proxy statement accompanying this notice. Only holders of Common Stock of record at the close of business on December 15, 1999, will be entitled to vote at the Annual Meeting of Shareholders and any adjournments thereof.

By Order of the Board of Directors


Andrew S. Goldstein
Secretary


January 11, 2000
Beaverton, Oregon



--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. RETURNING YOUR PROXY DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE MEETING AND TO VOTE YOUR SHARES IN PERSON.

--------------------------------------------------------------------------------

                                  EPITOPE, INC.
                            8505 S.W. Creekside Place
                             Beaverton, Oregon 97008

                                   -----------


                                 PROXY STATEMENT

This proxy statement is being mailed on or about January 11, 2000, to shareholders of Epitope, Inc., an Oregon corporation (the "Company"), in connection with the solicitation of proxies ("Proxies") for use at the Annual Meeting of Shareholders to be held on February 15, 2000, at 9:00 a.m., at the Oregon Convention Center, 777 N.E. Martin Luther King Jr. Boulevard, Portland, Oregon 97232, and at any adjournments thereof (the "Annual Meeting").


                                     PROXIES

Shares represented by a properly executed Proxy will be voted in accordance with the shareholder's instructions. If no instructions are given, the shareholder's shares will be voted according to the recommendations of the Board of Directors (the "Board") as stated on the Proxy. Shareholders may revoke the authority granted by their Proxies at any time before the Annual Meeting by notice in writing delivered to the Secretary of the Company, by submitting a subsequently dated Proxy, or by attending the Annual Meeting, withdrawing the Proxy, and voting in person.

At the Annual Meeting, action will be taken on the matters set forth in the accompanying Notice of Annual Meeting of Shareholders and described in this proxy statement. The Board knows of no other matters to be presented for action at the Annual Meeting. If any other matters do properly come before the Annual Meeting, the persons named on the Proxy will have discretionary authority to vote thereon in accordance with their best judgment.

The cost of soliciting Proxies will be borne by the Company. In addition to solicitations by mail, certain of the Company's directors, officers, and regular employees may solicit Proxies personally or by telephone or other means without additional compensation. The Company has retained D.F. King & Co., Inc., to assist in such solicitation for an estimated fee of $4,500 plus reimbursement for certain expenses.

Arrangements will also be made with brokerage firms and other custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of stock held of record by such persons, and the Company will, upon request, reimburse them for their reasonable expenses in so doing.





--------------------------------------------------------------------------------

  PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT PROMPTLY
              IN THE ENCLOSED ENVELOPE PROVIDED FOR THIS PURPOSE.

--------------------------------------------------------------------------------

                                                                   EPITOPE, INC.

                                VOTING SECURITIES

On December 15, 1999, the record date for determining shareholders entitled to vote at the Annual Meeting, the Company had outstanding and entitled to vote at the meeting 14,248,425 shares of Common Stock, no par value ("Common Stock"). Each share of Common Stock is entitled to one vote on any matter brought before the meeting. A majority of the shares of Common Stock outstanding as of the record date, represented in person or by proxy at the meeting, will constitute a quorum for the transaction of business.

                             PRINCIPAL SHAREHOLDERS

The following table sets forth information as of December 15, 1999, regarding the beneficial ownership of the Company's Common Stock by (a) each person who is known to the Company to be the beneficial owner of more than 5 percent of the Common Stock outstanding, (b) each director and nominee for election as director, (c) each of the Company's executive officers named in the Summary Compensation Table under EXECUTIVE COMPENSATION, and (d) all directors and executive officers of the Company as a group.

                              Amount and Nature of                       Percent
Beneficial Owner             Beneficial Ownership (1)(2)                of Class
--------------------------------------------------------------------------------
Sawtooth Partners, L.P.                  2,115,850(3)                      14.8%
Sawtooth Capital Management, Inc.
Sawtooth Capital Management, L.P.
100 Wilshire Blvd., 15th Floor
Santa Monica, CA 90401

W. Charles Armstrong                        89,705(4)                          *

Charles E. Bergeron                        169,897(4)                       1.2%

William D. Block                             7,443                            *

J. Richard George, Ph.D.                    71,315(4)                         *

Andrew S. Goldstein                        438,659                          3.1%

Frank G. Hausmann                                -                             *

Margaret H. Jordan                          51,000                            *

John W. Morgan                             275,117(4)                       1.9%

Michael J. Paxton                           72,052                            *

Roger L. Pringle                           152,177(4)                       1.1%

G. Patrick Sheaffer                         95,000                            *

Robert J. Zollars                           20,000                            *

All directors and executive              1,442,365(4)                      10.1%
officers as a group (11 persons)
---------
*Less than 1%

(1)      Subject  to  community  property  laws  where  applicable,   beneficial
         ownership consists of sole voting and dispositive power except as otherwise indicated.


EPITOPE, INC.
2

(2) Includes shares subject to options exercisable within 60 days of December 15, 1999, as follows: Mr. Armstrong, 85,000 shares; Mr. Bergeron, 164,208 shares; Dr. George, 68,708 shares; Mr. Goldstein, 212,750 shares; Ms. Jordan, 50,000 shares; Mr. Morgan, 264,576 shares; Mr. Paxton, 70,552 shares; Mr. Pringle, 115,552 shares; Mr. Sheaffer, 82,500 shares; Mr. Zollars, 20,000 shares; and all directors and executive officers as a group, 1,133,846 shares.

(3) Sawtooth Partners, L.P. has sole voting and dispositive power as to 1,784,660 shares. Sawtooth Capital Management, Inc., as investment advisor to Sawtooth Offshore Limited investment fund, has sole voting and dispositive power as to 148,890 shares, and Sawtooth Capital Management, L.P., as investment advisor to Polaris Prime Small Cap Value Fund, has sole voting and dispositive power as to 182,300 shares. Sawtooth Capital Management, Inc. is general partner of Sawtooth Capital Management, L.P., which in turn is general partner of Sawtooth Partners, L.P.

(4) Includes shares as to which the individual has shared voting and dispositive power as follows: Mr. Armstrong, 165 shares; Mr. Bergeron, 2,153 shares; Dr. George, 1,000 shares; Mr. Morgan, 5,000 shares; Mr. Pringle, 1,500 shares; and all directors and executive officers as a group, 9,818 shares.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10 percent of the Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Reporting persons are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms and written representations regarding the absence of a filing requirement received from Reporting Persons, the Company believes that with respect to the 1999 fiscal year, all Reporting Persons complied with all applicable filing requirements.

ITEM 1                        ELECTION OF DIRECTORS

At the Annual Meeting, shareholders will vote on the election of three Class I directors and one Class III director. The Nominating Committee of the Board has nominated W. Charles Armstrong, John W. Morgan, and Roger L. Pringle for election as Class I directors, for terms expiring at the Annual Meeting of Shareholders in 2003, and Frank G. Hausmann for election as a Class III director, for a term expiring at the Annual Meeting of Shareholders in 2001. The nominees for election as directors are presently members of the Board.

In the absence of instructions to the contrary, shares of Common Stock represented by properly executed Proxies will be voted for the four nominees, each of whom has consented to be named and to serve if elected. If a quorum is present, each nominee will be elected if he or she receives a plurality of the votes cast by shares entitled to vote at the Annual Meeting. Abstentions and shares as to which a broker or other nominee has indicated on a duly executed and returned proxy or otherwise advised the Company that it lacks voting authority will have no effect on the required vote.

The Company does not know of anything that would preclude any nominee from serving. However, should any nominee for any reason become unable or unwilling to serve as a director, the persons named in the enclosed Proxy will vote the shares represented by each Proxy for such substitute nominee as the Board may approve.

Any vacancy that occurs during the term of a director may be filled by the affirmative vote of a majority of the remaining directors even though less than a quorum of the Board. The vacancy may be filled until the next annual meeting of shareholders. Mr. Hausmann was elected to the Board on December 21, 1999, to fill a vacancy that occurred upon the resignation of Richard K. Donahue in February 1998.


                                                                   EPITOPE, INC.

Certain information with respect to each person nominated for election as a director and each person whose term of office as a director will continue after the Annual Meeting is set forth below.

                                                                        Director
Name                  Principal Occupation                        Age    Since
--------------------------------------------------------------------------------
Class I (Nominees for Terms of Office to Expire in 2003):
--------------------------------------------------------

W. Charles Armstrong  Former Chairman and Chief Executive          55     1989
                      Officer of Bank of America Oregon

John W. Morgan        President and Chief Executive Officer        40     1998
                      of Conway Stuart Medical, Inc., a developer of treatments for digestive system disorders

Roger L. Pringle      President of The Pringle Company,            59    1989
                      a management consulting firm

Class II  (Directors Whose Terms of Office Expire in 2002):
----------------------------------------------------------

Andrew S. Goldstein   Senior Vice President of Advanced            51    1981
                      Technology Development of the
                      Company

G. Patrick Sheaffer   Chairman, President and Chief                60    1983
                      Executive Officer of Riverview
                      Community Bank

Robert J. Zollars     Chairman, President and                      42    1998
                      Chief Executive Officer of
                      Neoforma.com, Inc., an e-commerce
                      procurement company for health care
                      providers

Class III  (Nominee and Directors Whose Terms of Office Expire in 2001):
-----------------------------------------------------------------------

Frank G. Hausmann     President and Chief Executive Officer of     42    1999
                      CenterSpan Communications Corporation,
                      a  provider  of  Internet   voice  and  text
                      messaging software designed primarily for use with interactive games

Margaret H. Jordan    President of The Margaret Jordan             57    1995
                      Group, L.L.C., a management consulting
                      firm for the health care industry

Michael J. Paxton     President of First Alert, Inc., a division   53    1995
                      of Sunbeam Corporation that manufactures and distributes residential safety equipment

W. Charles Armstrong, now a private investor and consultant, served as interim President and Chief Executive Officer of the Company from May 1997 to October 1997. He was Chairman and Chief Executive Officer of Bank of America Oregon from September 1992 until September 1996. Mr. Armstrong is a director of Agritope, Inc., which was a subsidiary of the Company until its spin-off in December 1997, and served on the board of Pacificorp, Inc. until December 1999.

Andrew S. Goldstein is Senior Vice President of the Company, a position he has held since June 1990. Prior to that time, he had been Vice President of Product Development from December 1988, Vice President of Scientific Affairs from July 1987 to December 1988, and Vice President of Research and Development from 1981 until July 1987. He also has served as Secretary from December 1988 to February 1993 and from November 1995 to the present and served

EPITOPE, INC.
4
as Treasurer until March 1991. Mr. Goldstein was Research Associate and supervisor of the Histocompatibility Laboratory at the Oregon Health Sciences University ("OHSU"), where he was engaged in paternity testing and transplantation immunology, from 1974 to 1981. Mr. Goldstein received a B.S. degree in microbiology from Cornell University in 1969 and a M.S. degree in cytology from Fordham University in 1973.

Frank G. Hausmann has been employed by CenterSpan Communications Corporation (formerly known as Thrustmaster, Inc.) since July 1998 and has been its President and Chief Executive Officer since October 1998. He served as Vice President, Finance and Administration and Chief Financial Officer prior to that time. From August 1997 to May 1998, Mr. Hausmann served as Vice President, Finance and Chief Financial Officer of Atlas Telecom, Inc., a developer of enhanced facsimile and voice-mail solutions, that was experiencing financial difficulties and engaged Mr. Hausmann as part of its efforts to turn around the company. In May 1998, an involuntary bankruptcy case was commenced against Atlas Telecom. From September 1995 to July 1997, he served as Vice President, Corporate Development and General Counsel of Diamond Multimedia Systems, Inc., a designer and marketer of computer peripherals such as modems and graphics and sound cards. Mr. Hausmann received B.S. degrees in economics and political science from Willamette University and a J.D. degree from the University of Oregon. He is a member of the Oregon State Bar. Mr. Hausmann is also a director of CenterSpan Communications Corporation.

Margaret H. Jordan has been President of The Margaret Jordan Group, L.L.C., a management consulting firm for the health care organization industry, since October 1997. Prior to that time, she was President and Chief Executive Officer of Dallas Medical Resource ("DMR") beginning in February 1996. DMR is a not-for-profit alliance of Dallas' major medical organizations that was created to make Dallas, Texas, a regional, national and international center for medical referrals. Ms. Jordan was Vice President of Health Care & Employee Services at Southern California Edison Co. from December 1992 until January 1996. Ms. Jordan received a B.S. degree in nursing from Georgetown University in 1964 and an M.S. degree in public health from the University of California, Berkeley in 1972. She also serves on the Board of Directors of Eckerd Corporation.

John W. Morgan has been President and Chief Executive Officer of Conway Stuart Medical, Inc. since November 1999. He was President and Chief Executive Officer of the Company from October 1997 until his resignation in October 1999. Before joining the Company, he was President-Americas of Regent Medical Products Group since 1996. Prior to joining Regent, he held various positions with Baxter Healthcare Corporation, where he worked for 13 years. Mr. Morgan received a B.S. degree in public administration and economics from the University of Arizona in 1982. Mr. Morgan serves on the boards of directors of Conway Stuart Medical, Inc., and Koch Supply, Inc.

Michael J. Paxton became President of First Alert, Inc., a division of Sunbeam Corporation, in August 1998. He was previously Chairman, President and Chief Executive Officer of O'Cedar Holdings, Inc., beginning in January 1996. From March 1992 until joining O'Cedar Holdings, Inc., he was President and Chief Executive Officer of The Haagen-Dazs Company, Inc., a subsidiary of Grand Metropolitan PLC. He is also a director of Transport Corporation of America, Inc.

Roger L. Pringle has been Chairman of the Board of the Company since April 1990. He is President of The Pringle Company, a management consulting firm in Portland, Oregon, which he founded in 1975. Mr. Pringle is also a director of Agritope, Inc., and Bank of the Northwest.

G. Patrick Sheaffer has been President of Riverview Community Bank in Camas, Washington, since 1979, and has served as a director of the bank since 1983. In 1993, Mr. Sheaffer also became Chairman and Chief Executive Officer of Riverview Community Bank and Riverview Bancorp, a bank holding company. In December 1998, Mr. Sheaffer became Chairman of Riverview Asset Management, Inc., a bank trust company.

Robert J. Zollars has been Chairman, President and Chief Executive Officer of Neoforma.com, Inc., since July 1, 1999. He was previously Executive Vice President and Group President of Cardinal Health, Inc., beginning in January 1997. Prior to that, he served in various positions as a corporate officer of Baxter Healthcare Corporation, most recently as President of Hospital Supply, Scientific Products, and U.S. Distribution. Baxter Healthcare was spun off as Allegiance Corporation in October 1996. Mr. Zollars has nearly 20 years of health care industry experience. Mr. Zollars received a M.B.A. degree from John
F. Kennedy University and a B.S. degree in marketing from Arizona State University.

                                                                   EPITOPE, INC.

                               DIRECTORS' MEETINGS

The Board held 12 meetings during the fiscal year ended September 30, 1999. Mr. Hausmann was not a director until after the end of the fiscal year. Each of the other directors listed above attended more than 75 percent of the combined total of meetings of the Board and of committees of the Board on which the director served during the year.

                             COMMITTEES OF THE BOARD

EXECUTIVE COMMITTEE. The Board has designated an Executive Committee to assist in the discharge of the Board's responsibilities. The Executive Committee is composed of four directors, Roger L. Pringle, Chairman, W. Charles Armstrong, John W. Morgan, and Michael J. Paxton. The Executive Committee did not meet during the fiscal year ended September 30, 1999. The Executive Committee may exercise all the authority and powers of the Board in the management of the business and affairs of the Company, except those reserved to the Board by the Oregon Business Corporation Act or the Company's bylaws.

EXECUTIVE COMPENSATION COMMITTEE. The Executive Compensation Committee of the Board establishes and reviews from time to time compensation for executive officers of the Company, administers the Company's stock award plans and employee stock purchase plans, and performs other tasks as the Board may direct. Members of the Executive Compensation Committee are W. Charles Armstrong, Chairman, G. Patrick Sheaffer, and Robert J. Zollars. The Executive Compensation Committee met 11 times during the fiscal year ended September 30, 1999.

AUDIT COMMITTEE. The Audit Committee of the Board reviews the performance and independence of the Company's outside auditors. Members of the Audit Committee are G. Patrick Sheaffer, Chairman, Margaret H. Jordan, and Roger L. Pringle. The Audit Committee met twice during fiscal 1999. The Audit Committee recommended to the Board of Directors that no change be made with regard to the outside auditors and that no significant changes in the Company's accounting practices were necessary.

NOMINATING COMMITTEE. The Nominating Committee of the Board solicits and recommends potential candidates for membership on the Board of Directors. The members of the Nominating Committee are Roger L. Pringle, Chairman, Andrew S. Goldstein, Margaret H. Jordan and John W. Morgan. The Nominating Committee met once during fiscal 1999.

The Nominating Committee will consider nominees recommended by shareholders. Shareholders wishing to recommend a candidate for consideration by the Nominating Committee should submit information about the candidate in writing to the Company at the address and by the deadline stated under DEADLINE FOR SHAREHOLDER PROPOSALS.

The Company's Bylaws provide that nominations for election to the Board may be made by the Board or by any shareholder entitled to vote for the election of directors. Notice of a shareholder's intent to make such a nomination must be given in writing, by personal delivery or certified mail, postage prepaid, to the Secretary of the Company and must include the name and address of the shareholder and each proposed nominee, a representation that the shareholder is a record holder of Common Stock and intends to appear in person or by proxy at the shareholder meeting to nominate the person or persons specified in the notice, a description of any arrangements or understandings pursuant to which the nominations are to be made, the consent of each proposed nominee to serve as a director if elected, and such other information regarding each nominee as would be required to be included in the Company's proxy statement had the person been nominated by the Board. Such notice, with respect to an election to be held at an annual meeting of shareholders, must be given at least 60 days in advance of the anniversary of the date of the previous year's annual meeting of shareholders or, with respect to an election to be held at a special shareholders meeting, must be given no later than the close of business on the seventh day following the date on which notice of such meeting was first given to shareholders.

EPITOPE, INC.
6

                               EXECUTIVE OFFICERS

The table below gives information about the executive officers of the Company as of December 15, 1999.

     Name                      Age                       Position
--------------------------------------------------------------------------------

Charles E. Bergeron            54                Interim President and Chief
                                                 Financial Officer

William D. Block               38                Vice President of Sales
                                                 and Marketing

J. Richard George, Ph.D.       58                Chief Scientific Officer

Andrew S. Goldstein            51                Senior Vice President of
                                                 Advanced Technology
                                                 Development, Secretary
                                                 and Director

Officers of the Company hold office at the discretion of the Board.

Charles E. Bergeron has been Chief Financial Officer of the Company since January 1998 and Interim President since October 1999. He served as Chief Financial Officer of Epitope Medical Products from September 1997 to January 1998 at which point he became Chief Financial Officer for the Company. Mr. Bergeron joined the Company in August 1993 as President and Chief Executive Officer, Agrimax Floral Products, Inc., then a wholly-owned subsidiary. From 1978 to 1992, Mr. Bergeron was Senior Vice President - Finance of Freightliner Corporation, a Portland, Oregon, truck manufacturer. He holds a B.S. degree in management engineering and M.S. degree in management science from Rensselaer Polytechnic Institute, and a M.B.A. degree from Columbia University.

William D. Block has been Vice President of Sales and Marketing since May 1999. Before joining the Company, he was Director of Institutional Sales for McKessonAPS, a division of McKessonHBOC, since March 1997. Prior to joining McKessonAPS, Mr. Block held various positions with Baxter International, Inc.'s subsidiary Allegiance Corporation, where he worked for six years. His last position with Allegiance was as a Senior Account Manager/General Manager for the MidAmerica region where he oversaw sales of medical products and supplies. Mr. Block is an Army ROTC graduate from Wake Forest University where he received a B.A. degree in economics in 1983.

J. Richard George, Ph.D., has been Chief Scientific Officer of the Company since January 1998. He joined the Company as Vice President of Scientific Affairs -
Epitope Medical Products in March 1995. A career scientist, Dr. George previously served with the Centers for Disease Control and Prevention ("CDC"), Atlanta, Georgia, which he joined in 1960. He held a series of management and technical positions at the CDC, becoming Chief, Developmental Technology, Laboratory Investigations Branch, Division of HIV/AIDS in 1988. He holds B.S. and M.S. degrees from Georgia State University and a Ph.D. in microbiology from the University of Georgia.

For a biographical summary of  Mr. Goldstein, see ELECTION OF DIRECTORS.

                                                                   EPITOPE, INC.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of the Company's Chief Executive Officer and the four other most highly compensated individuals who were serving as executive officers of the Company at September 30, 1999.

                                                    Annual         Long-Term Compensation
                                                    Compen-                Awards
                                                    sation     --------------------------------
                                                                                 Securities
                                                                Restricted       Underlying       All Other
Name and Principal Position              Year       Salary      Stock Awards     Options (#)(1)   Compensation (2)
------------------------------------------------------------------------------------------------------------------
Charles E. Bergeron (3)                 1999        $155,769   $       -            60,000        $       -
Interim President and Chief             1998         150,129           -            30,000                -
Financial Officer                       1997         129,567           -           134,000(4)             -

William D. Block (5)                    1999          49,038      29,996           112,500           58,725(6)
Vice President of Sales
and Marketing

J. Richard George, Ph.D.                1999         145,385           -            55,000            3,384
Chief Scientific Officer                1998         130,000           -            30,000            2,406
                                        1997         128,654           -            70,000(4)         3,250
Andrew S. Goldstein                     1999         153,846           -            35,000            2,957
Senior Vice President of                1998         150,000           -            25,000            3,653
Advanced Technology                     1997         149,163           -            94,000(4)         3,750
Development

John W. Morgan (7)                      1999         245,000           -            75,000            8,867(8)
Former President and Chief              1998         238,404           -           350,000           61,071(6)
Executive Officer


(1) Represents the number of shares for which options were awarded. No stock appreciation rights ("SARs") have been granted to any named executive officer during the years presented.

(2) Except as otherwise noted in (6) and (8) below, represents amounts contributed to the Company's 401(k) Profit Sharing Plan as employer matching contributions in the form of Common Stock.

(3) Mr. Bergeron began serving as Interim President in October 1999, in connection with the resignation of Mr. Morgan as President and Chief Executive Officer.

(4) Option grants during fiscal year 1997 consisted of replacement options granted to effect the repricing of outstanding options.

(5) Mr. Block joined the Company in May 1999. At December 15, 1999, Mr. Block held 6,233 shares of restricted Common Stock with a dollar value of $29,996, subject to future vesting or forfeiture. The restricted shares vest in full on the first anniversary of Mr. Block's employment date.

(6) Includes $57,488 and $57,307 in relocation expenses for Mr. Morgan and Mr. Block, respectively, reimbursed by the Company, including moving costs, realtor fees, closing costs, furniture storage costs, other miscellaneous expenses, and federal and state income taxes on amounts paid as expense reimbursement.

(7) Mr. Morgan joined the Company in October 1997. He resigned as President and Chief Executive Officer of the Company effective October 31, 1999.

(8) Includes $3,770 in term life insurance premiums reimbursed to Mr. Morgan in 1999.

EPITOPE, INC.
8

OPTION GRANTS IN THE LAST FISCAL YEAR

                                             Individual Grants (1)

                                         Percent of                                       Potential Realizable Value at
                                            Total                                            Assumed Annual Rates of
                             Number of     Options                                                 Stock Price
                            Securities   Granted to              Market                 Appreciation for Option Term (2)
                                                                                        --------------------------------
                            Underlying    Employees   Exercise   Price on   Expir-
                              Options     in Fiscal   Price      Date of     ation
           Name               Granted       Year      Per Share    Grant      Date         0%          5%         10%
-------------------------------------------------------------------------------------------------------------------------

  Charles E. Bergeron         30,000         4.88%      $3.22      $3.22    10/20/08      $   -     $60,729    $153,898
                              30,000         4.88%       6.84       6.84     9/21/09          -     129,121     327,218
  William D. Block           100,000        16.27%       4.81       4.81     5/16/09          -     302,656     766,989
                              12,500         2.03%       6.84       6.84     9/21/09          -      53,800     136,341
  J. Richard George           30,000         4.88%       3.22       3.22    10/20/08          -      60,729     153,898
                              25,000         4.07%       6.84       6.84     9/21/09          -     107,601     272,681
  Andrew S. Goldstein         20,000         3.25%       3.22       3.22    10/20/08          -      40,486     102,599
                              15,000         2.44%       6.84       6.84     9/21/09          -      64,560     163,609
  John W. Morgan              75,000(3)     12.20%       2.41       3.22    10/20/08     60,353     212,174     445,098


(1) Except as otherwise noted or as required by law, options are qualified as incentive stock options and vest as to one-fourth one year after the date of grant, with the remaining three-fourths vesting in monthly installments over the following 36 months. Vesting ceases 90 days following termination of employment and is accelerated in case of a change in control of the Company. The holder's right to exercise the options will terminate immediately upon termination of employment for cause, will expire five years after retirement, and will expire one year after death, disability, or ceasing to be an active employee of the Company for any other reason. Subject to certain conditions, the exercise price of the options may be paid by delivery of previously acquired shares of Common Stock. No SARs were granted during fiscal 1999.

(2) The amounts shown are hypothetical gains based on the indicated assumed rates of appreciation of the Common Stock compounded annually for a ten-year period. There can be no assurance that the Common Stock will appreciate in value at any particular rate or at all in future years.

(3) Vests as to one-third one year after the date of grant, with the remaining two-thirds vesting in equal monthly installments over the following 24 months. Option is a nonqualified stock option.


                                                                   EPITOPE, INC.

FISCAL YEAR-END OPTION  VALUES (1)

                                        Number of Securities Underlying           Value of Unexercised In-the-
                                         Unexercised Options at Fiscal            Money Options at Fiscal Year-
                                                    Year-End                                   End (2)
                                       -----------------------------------       ------------------------------------
                Name                     Exercisable      Unexercisable            Exercisable       Unexercisable
---------------------------------------------------------------------------------------------------------------------

Charles E. Bergeron                            150,666             73,334                $225,325           $122,187

William D. Block                                     -            112,500                       -            168,750

J. Richard George                               50,166             73,334                  74,902            129,487

Andrew S. Goldstein                            203,896             50,104                 375,688             73,176

John  W. Morgan                                223,605            201,395                 747,466            728,956

(1) The named executive officers neither exercised any options or SARs during fiscal 1999 nor held any SARs at September 30, 1999.

(2) In-the-money stock options are options for which the exercise price is less than the market value of the underlying stock on a particular date. The values shown in the table are based on the difference between $6.50, which was the average of the high and low sales prices of the Common Stock as quoted on The Nasdaq Stock Market on September 30, 1999, and the applicable exercise price.

EMPLOYMENT AGREEMENTS

Pursuant to written employment agreements with the Company, all current executive officers are entitled to receive one year of salary in the event of termination without cause (two years in the case of Mr. Goldstein for termination in connection with a change in control of the Company). The agreements with Messrs. Bergeron and Block permit each of them to treat a change in control and certain other events as a termination without cause. The agreements with Messrs. Bergeron and Goldstein prohibit each from competing with the Company for one year after termination unless he elects to waive the right to amounts otherwise payable. A separate business protection agreement with Mr. Block prohibits him from competing with the Company for one year after termination. The agreement with Dr. George makes any post-termination payment contingent on his refraining from competing with the Company. The agreements do not expire by their terms and are terminable by the Company with cause (upon 90 days' notice, in the case of Mr. Goldstein) or, subject to payment of the salary amounts described above, without cause.

COMPENSATION OF  DIRECTORS

Under the Company's 1991 Stock Award Plan, nonemployee directors of the Company are eligible to receive nonqualified stock options. Such options have been granted to nonemployee directors on the basis described below. The Board may decide to grant options on other terms and in other amounts at any time.

Initial Options. Each person who becomes a nonemployee director has been granted a stock option to purchase 50,000 shares of Common Stock (an "Initial Option"). A newly-elected Chairman of the Board has been entitled to receive an Initial Option to purchase an additional 25,000 shares (75,000 shares if not previously a nonemployee director). Initial Options are granted at an exercise price equal to the fair market value of a share on the date of grant minus the lesser of (a) $2.00 or (b) 25 percent of such fair market value. Each Initial Option becomes exercisable in annual installments based upon continued service as a director and expires at the end of five years following the director's retirement or one year following the director's death, disability or cessation of service as a director for any other reason. An Initial Option will generally become fully exercisable by the date of the fourth annual meeting of shareholders through which the director has served on the Board. Initial Options become exercisable in full immediately upon the occurrence of a change in control of the Company. A change in control of the Company would occur on the happening of such events as the beneficial ownership by a person or group of 30 percent or more of the outstanding Common Stock, certain changes in Board membership affecting a majority of positions, certain mergers or consolidations, a sale or other transfer of all or substantially all the Company's assets, or approval by the

EPITOPE, INC.
10
shareholders of a plan of liquidation or dissolution of the Company, as well as any change in control required to be reported by the proxy disclosure rules of the Commission.

Payment of the exercise price may be made in cash or by delivery of previously acquired shares of Common Stock having a fair market value equal to the aggregate exercise price. To the extent that payment is made in previously acquired shares, the director is automatically granted a replacement ("reload") option for a number of shares equal to the number delivered upon exercise with an exercise price equal to the fair market value of a share of Common Stock on the date of exercise. Reload options become exercisable in full six months after the grant date.

RENEWAL OPTIONS. Additional nonqualified stock options have been granted to each nonemployee director to purchase 15,000 shares of Common Stock ("Renewal Options") as of or prior to the annual meeting of shareholders at which the options most recently granted to such nonemployee director fully vest (the "Renewal Year Meeting"). Renewal Options vest in three equal installments, on the dates of the three annual meetings of shareholders following the Renewal Year Meeting, subject to acceleration of vesting upon the occurrence of a change in control of the Company. The other terms of Renewal Options are comparable to those of Initial Options, except that Renewal Options do not provide for reload options.

                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

The following report of the Executive Compensation Committee of the Board (the "Committee") shall not be deemed to be incorporated by reference into any previous filing by the Company under either the Securities Act of 1933 ("Securities Act") or the Securities Exchange Act of 1934 ("Exchange Act") that incorporates future Securities Act or Exchange Act filings in whole or in part by reference.

GENERAL. The Committee, which is composed of independent, nonemployee directors, is responsible for establishing and administering the Company's policies that govern executive compensation and benefit practices. The Committee evaluates the performance of the executive officers and determines their salary, merit cash bonus and related benefits. The Committee also grants certain awards under the Company's stock award plans.

COMPENSATION PHILOSOPHY. The Company's executive compensation programs are designed to (i) align the interests of executive management with the long-term interests of the shareholders, (ii) motivate Company executives to achieve the strategic business goals of the Company and recognize their individual contributions, and (iii) provide compensation opportunities which are competitive with those offered by other medical products companies similar in size and performance to the Company. In furtherance of these goals, the components of executive compensation include base salary, merit cash bonuses, stock option grants and other benefits and are linked to individual performance.

BASE SALARY. At least annually, the Committee sets the salary for all executive officers. The Committee receives and considers management recommendations concerning salary adjustments for executive officers, as well as compensation data regarding other medical products companies. The Company generally tries to maintain executive salaries near the median level paid by similarly situated companies. The Committee approved increases in executive salaries (other than the Chief Executive Officer) during fiscal year 1999 based on its belief that the Company had demonstrated improvement in controlling costs and had taken significant steps toward the execution of its business plan in 1998, and to maintain salaries at competitive levels. The salary of Dr. George, Chief Scientific Officer of the Company, was increased substantially for 1999 to bring his compensation in line with other officers at the Company with similar levels of responsibility.

The Committee originally established the salary level and overall compensation package for its Chief Executive Officer based on its determination of the competitive requirements to attract a suitable candidate. It conducted a survey of executive salaries at similarly situated companies as part of that process. The Chief Executive Officer's salary was not raised in 1999, but Mr. Morgan was awarded 75,000 options in lieu of a salary increase. The Committee felt that an option grant was the most effective means of providing competitive compensation to the Chief Executive Officer while keeping the interests of management in line with the long-term interests of shareholders of the Company.

MERIT CASH BONUSES.  No merit cash bonuses were awarded during fiscal year 1999.

                                                                   EPITOPE, INC.

STOCK GRANTS. As previously noted, an important goal of the Company's compensation program is to align the interests of the executive officers and other employees with the long-term interests of the Company's shareholders. In furtherance of this goal, the Board of Directors adopted the 1991 Stock Award Plan (the "1991 Plan") pursuant to which the Company may grant stock-based awards to directors, officers, and employees of, and consultants and advisers to, the Company. The Board has adopted and is submitting for shareholder approval at the 2000 annual meeting the Epitope, Inc. 2000 Stock Award Plan, which will replace the 1991 Plan.

In general, the size of individual option grants is determined by the Committee based on the executive's duties and the levels of option grants for executives with comparable positions at other medical products companies. The Committee does not consider the amount and terms of options already held by individual executive officers in making new grants. During fiscal year 1999, stock options and restricted stock were granted to William D. Block, who was hired as the Company's Vice President of Sales and Marketing. The number of options and shares of restricted stock were negotiated as part of Mr. Block's employment offer, within limits set by the Committee. Stock options were awarded to John W. Morgan in lieu of a pay raise, as described above. Stock options were awarded to Charles E. Bergeron, J. Richard George and Andrew S. Goldstein as part of the Company's practice of issuing additional options each year.

OTHER COMPENSATION VEHICLES. The Company also has a 401(k) Profit Sharing Plan (the "401(k) Plan"), which allows participants to defer compensation pursuant to
Section 401(k) of the Internal Revenue Code. All employees of the Company, including executives, are eligible to participate in the 401(k) Plan provided certain qualifications are met. In addition to amounts which participants may elect to contribute to the 401(k) Plan, the Company makes matching contributions to the 401(k) Plan in Common Stock of the Company, which are allocated to all participants. Payments of benefits accrued for 401(k) Plan participants will be made upon retirement or upon termination of employment prior to retirement provided certain conditions have been met by the employee prior to termination.

EXECUTIVE COMPENSATION COMMITTEE:

W. Charles Armstrong, Chairman
G. Patrick Sheaffer
Robert J. Zollars

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

W. Charles Armstrong, G. Patrick Sheaffer and Robert J. Zollars served as members of the Executive Compensation Committee during fiscal year 1999. Mr. Armstrong served as Interim President and Chief Executive Officer of the Company from June 1997 until October 1997 while the Company conducted a search for a new Chief Executive Officer. Mr. Armstrong left the Committee during the period he served as an officer of the Company. He is not currently serving as an officer.

EPITOPE, INC.
12

                          STOCK PRICE PERFORMANCE GRAPH

The following graph compares the cumulative total returns to investors in the Company's Common Stock, the Standard & Poors 500 Stock Index, and the Russell 2000 Index for the period from October 1, 1994, through September 30, 1999. The graph assumes that $100 was invested on September 30, 1994, in the Company's Common Stock and in each of the above-mentioned indices and that all dividends were reinvested. The Russell 2000 Index is an index of companies with market capitalizations similar to the Company. It has been selected because the Company has been unable to identify a peer group of companies for comparison. No single public or private company has a comparable mix of technologies under development or products which serve the same markets as the Company. The Company's management believes that an index of companies with similar market capitalizations provides a reasonable basis for comparing total shareholder returns. Shareholders are cautioned that the graph shows the returns to investors only as of the dates noted and may not be representative of the returns for any other past or future period.


                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
       AMONG EPITOPE, INC., THE S & P 500 INDEX AND THE RUSSELL 2000 INDEX



            [GRAPHIC OMITTED IN WHICH THE FOLLOWING DATA IS DEPICTED:]

     DATE            9/94      9/95       9/96       9/97       9/98      9/99
     ----           ------    ------     ------     ------     ------    ------
     EPITOPE        $ 100    $   70      $  70      $  42      $  20     $  35
     S & P 500        100       130        156        219        239       306
     RUSSELL 2000     100       123        140        186        154       177



Note: The stock performance data for the Company used to generate the graph above does not include any adjustment for the spin-off of the Company's former subsidiary, Agritope, Inc., which was effected as a special stock dividend to the Company's shareholders. In the spin-off, each shareholder of record of the Company on December 26, 1997, received one share of Agritope, Inc., common stock for each five shares of the Company's Common Stock.

                                                                   EPITOPE, INC.

ITEM 2                  APPROVAL OF 2000 STOCK AWARD PLAN

GENERAL

On November 16, 1999, the Board adopted, subject to shareholder approval, the Epitope, Inc. 2000 Stock Award Plan (the "Plan"). The Plan covers a maximum of 2,500,000 shares of Common Stock, plus the number of shares that are available for grant under the Epitope, Inc. 1991 Stock Award Plan (the "1991 Plan") on February 15, 2000, or become available under the terms of the Plan thereafter. This number of shares was selected based on the Board's estimation of the Company's needs under the Plan for the foreseeable future. The shares subject to grant have a market value equal to $5.25 per share based on the closing price of the Common Stock on December 15, 1999.

The Plan is intended to replace the 1991 Plan. Incentive stock options cannot be granted under the 1991 Plan after January 8, 2001. The 1991 Plan was originally approved by the Company's shareholders at the 1991 annual meeting. Increases in the number of shares available for issuance under the 1991 Plan were approved by the shareholders at the annual meetings in 1993, 1994, 1995, and 1997.

Assuming that a quorum is present at the meeting, the Plan will be approved upon the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy. Shares represented by a Proxy which are not voted for approval of the Plan (by voting no or abstaining) will have the effect of voting against the Plan. Your Board recommends that shareholders vote FOR approval of the Plan.

A summary description of certain terms and provisions of the Plan follows. This summary is subject to the detailed terms and provisions of the Plan, a copy of which is included as an exhibit to this Proxy Statement.

PURPOSE

The purpose of the Plan is to promote and advance the interests of the Company and its shareholders by enabling the Company to attract, retain, and reward employees, outside advisors, and directors of the Company and any subsidiaries. The Plan is intended to strengthen the mutuality of interests between employees, advisors, and directors and the Company's shareholders by offering equity-based incentives to promote the long-term growth, profitability and financial success of the Company.

AWARDS AND ELIGIBILITY

The Plan provides for stock-based awards to (i) employees of the Company and any subsidiaries, (ii) members of advisory committees or other consultants to the Company or its subsidiaries ("Advisors"), and (iii) nonemployee directors of the Company. Persons who help the Company raise money by selling securities or who maintain a market for the Company's securities are not eligible to participate in the Plan as Advisors. In addition, only Advisors who, in the judgment of the Committee (as defined below), are or will be contributors to the long-term success of the Company will be eligible to receive Awards. As of December 15, 1999, the Company had 82 employees, four persons serving as Advisors, and seven nonemployee directors, all of whom are eligible to receive Awards under the Plan. Awards that may be granted under the Plan include stock options, stock appreciation rights, restricted awards, performance awards, and other stock-based awards (collectively, "Awards").

The Executive Compensation Committee of the Board (the "Committee") administers the Plan and determines the persons who are to receive Awards and the types, amounts, and terms of Awards. For example, the Committee may determine the exercise price, the form of payment of the exercise price, the number of shares subject to an Award, and the date or dates on which an Award becomes exercisable. The Committee may delegate to one or more officers of the Company the authority to determine the recipients of and the types, amounts and terms of Awards granted to participants who are not Reporting Persons.

No Awards have been or will be granted under the Plan prior to the date of the Annual Meeting. If approved at the Annual Meeting, the Plan will continue in effect until Awards have been granted covering all available shares under the Plan or the Plan is otherwise terminated by the Board. Termination of the Plan will not affect outstanding Awards.

EPITOPE, INC.
14

The Plan permits the Board to amend the Plan, subject to shareholder approval if required by law or rules of a stock exchange or over-the-counter trading system. In order to retain favorable treatment of Awards under tax laws, the Board cannot increase the number of shares covered by the Plan without further shareholder approval.

The following is a brief summary of the various types of Awards that may be granted under the Plan.

OPTIONS. Options granted under the Plan may be either incentive stock options, a tax-favored form of Award meeting the requirements of Section 422 of the Internal Revenue Code ("ISOs"), or nonqualified options, which are not entitled to special tax treatment. ISOs must expire no more than ten years from the date of grant. The Plan does not limit the maximum term of nonqualified options. The exercise price of any ISO granted under the Plan may not be less than the fair market value of the Common Stock on the date of grant. The exercise price of any nonqualified option generally may not be less than 75 percent of the fair market value of the Common Stock on the date of grant. The Plan authorizes the Committee to issue deferred compensation options with an option price substantially less than the fair market value (but not less than $1 per share) for the purpose of deferring a specified amount of income for a recipient.

The Committee, in its discretion, may provide in the agreement evidencing an option that, to the extent that the option is exercised using previously acquired shares of Common Stock, the option holder shall automatically be granted a replacement ("reload") option for a number of shares of Common Stock equal to the number of shares surrendered upon exercise with an option price equal to the fair market value of Common Stock on the date of exercise and subject to such other terms as the Committee determines.

In no event may options for more than 500,000 shares of Common Stock be granted to any individual under the Plan during any fiscal year period.

STOCK APPRECIATION RIGHTS. A recipient of stock appreciation rights ("SARs") will receive, upon exercise, a payment (in cash or in shares of Common Stock) based on the increase in the price of a share of Common Stock between the date of grant and the date of exercise. SARs may be granted in connection with options or other Awards granted under the Plan or may be granted as independent Awards.

RESTRICTED AWARDS. Restricted Awards may take the form of restricted shares or restricted units. Restricted shares are shares of Common Stock that may be subject to forfeiture if the recipient terminates employment or service as an Advisor during a specified period (the "Restriction Period"). Stock certificates representing restricted shares are issued in the name of the recipient, but are held by the Company until the expiration of the Restriction Period. From the date of issuance of restricted shares, the recipient is entitled to the rights of a shareholder with respect to the shares, including voting and dividend rights. Restricted units are Awards of units equivalent in value to a share of Common Stock, which similarly may be subject to forfeiture if the recipient terminates employment or service as an Advisor during a Restriction Period. At the expiration of the Restriction Period, payment with respect to restricted units is made in an amount equal to the value of the number of shares of Common Stock covered by the restricted units. Payment may be in cash, unrestricted shares of Common Stock, or any other form approved by the Committee.

PERFORMANCE AWARDS. Performance Awards are designated in units equivalent in value to a share of Common Stock. A Performance Award is subject to forfeiture if or to the extent that the Company, a subsidiary, an operating group, or the recipient, as specified by the Committee in the Award, fails to meet performance goals established for a designated performance cycle. Performance Awards earned by attaining performance goals are paid at the end of a performance cycle in cash, shares of Common Stock, or any other form approved by the Committee. The number of shares of Common Stock issuable with respect to Performance Awards granted to any individual executive officer may not exceed 150,000 shares for any calendar year.

OTHER STOCK-BASED AWARDS. The Committee may grant other Awards that involve payments or grants of shares of Common Stock or are measured by or in relation to shares of Common Stock.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion summarizes the principal anticipated federal income tax consequences of Awards granted under the Plan to participants and to the Company.

                                                                   EPITOPE, INC.

INCENTIVE STOCK OPTIONS. A recipient of an option does not realize taxable income upon the grant or exercise of an ISO. If no disposition of shares occurs within two years from the date of grant or within one year from the date of exercise, then (a) upon the sale of the shares, any amount realized in excess of the exercise price is taxed to the option recipient as long-term capital gain and any loss sustained will be a long-term capital loss, and (b) no deduction is allowed to the Company for federal income tax purposes. For purposes of computing alternative minimum taxable income, an ISO is treated as a non-qualified option.

If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of the two-year and one-year holding periods described above, then (a) the recipient will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of the shares) over the exercise price thereof and (b) the Company would be entitled to deduct such amount. Any further gain realized is taxed as a short-term or long-term capital gain, as applicable, and does not result in any deduction for the Company. Any disqualifying disposition as described above will generally avoid the alternative minimum tax consequences of the exercise of an ISO.

NONQUALIFIED OPTIONS. No income is realized by an option recipient at the time a nonqualified option is granted. Upon exercise, (a) ordinary income is realized by the option recipient in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise and (b) the Company receives a tax deduction for the same amount. Upon disposition of the shares, appreciation or depreciation after the date of exercise is treated as a short-term or long-term capital gain or loss, as applicable, and will not result in any deduction to the Company.

PAYMENT OF EXERCISE PRICE IN SHARES. The Committee may permit participants to pay all or a portion of the exercise price for an option using previously acquired shares of Common Stock. If an option is exercised and payment is made in previously held shares, there is no taxable gain or loss to the participant other than any gain recognized as a result of exercise of the option, as described above.

STOCK APPRECIATION RIGHTS. The grant of a SAR to a participant will not cause the recognition of income by the participant. Upon exercise of a SAR, the participant will realize ordinary income equal to the amount of cash payable to the participant plus the fair market value of any shares of Common Stock delivered to the participant. The Company will be entitled to a deduction equal to the amount of ordinary income realized by the participant in connection with the exercise of a SAR.

RESTRICTED AWARDS AND PERFORMANCE AWARDS. Generally, a participant will not recognize any income upon issuance of a Restricted Award or Performance Award that is subject to forfeiture. Generally, a participant will recognize ordinary income upon the vesting of Restricted Awards or Performance Awards in an amount equal to the amount of cash payable to the participant plus the fair market value of shares of Common Stock delivered to the participant. Dividends paid with respect to Awards during the period such Awards are subject to forfeiture will be taxable as ordinary income to the participant. However, a participant may elect to recognize compensation income upon the grant of restricted shares, based on the fair market value of the shares of Common Stock subject to the Award at the date of grant. If a participant makes such an election, dividends paid with respect to the restricted shares will not be treated as ordinary income, but rather as dividend income, and the participant will not recognize additional income when the restricted shares vest. The Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant. If a participant who receives an Award of restricted shares makes the special election described above, the Company will not be entitled to deduct dividends paid with respect to the restricted shares.

LIMITATION ON DEDUCTIBILITY OF CERTAIN COMPENSATION. Section 162(m) of the Internal Revenue Code generally makes nondeductible to the Company taxable compensation paid to a single individual in excess of $1 million in any calendar year if the individual is the Chief Executive Officer or one of the next four highest-paid executive officers, unless the excess compensation is considered to be "performance based." Among other requirements contained in Section 162(m), the material terms of a compensation plan in which such officers participate must be approved by shareholders for awards or compensation provided under the plan to be considered "performance based." The Company may in the future consider structuring Awards to attempt to meet the requirements of Section 162(m) if it determines the action to be advisable.

EPITOPE, INC.
16

                                  ANNUAL REPORT

The Company's Annual Report to Shareholders for the fiscal year ended September 30, 1999, accompanies this proxy statement. ON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, FILED WITH THE COMMISSION (INCLUDING A LIST BRIEFLY DESCRIBING THE EXHIBITS THERETO), TO ANY RECORD HOLDER OR BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK ON DECEMBER 15, 1999, THE RECORD DATE FOR THE ANNUAL MEETING, OR TO ANY PERSON WHO SUBSEQUENTLY BECOMES SUCH A RECORD HOLDER OR BENEFICIAL OWNER. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF THE SECRETARY OF THE COMPANY AT THE ADDRESS OF THE COMPANY SET FORTH IN THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS IMMEDIATELY PRECEDING THIS PROXY STATEMENT.

                             INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, independent public accountants, examined the financial statements of the Company for fiscal 1999. No change in independent public accountants is contemplated for fiscal 2000. The Company expects representatives of PricewaterhouseCoopers LLP to be present at the Annual Meeting and to be available to respond to appropriate questions from shareholders. The accountants will have the opportunity to make a statement at the meeting if they desire to do so.

                       DEADLINE FOR SHAREHOLDER PROPOSALS

Shareholders of the Company may submit proposals for inclusion in the proxy materials for the Company's Annual Meeting of Shareholders in 2001. Any such proposals must meet the shareholder eligibility and other requirements imposed by rules issued by the Commission and must be received by the Company at 8505 S.W. Creekside Place, Beaverton, Oregon 97008, Attention: Secretary, not later than September 13, 2000.

For any proposal that is not submitted for inclusion in next year's proxy materials, but instead is sought to be presented directly, the persons named as proxies for the 2001 Annual Meeting of Shareholders will have discretionary authority to vote proxies on any such proposal if the Company: (1) receives notice of the proposal before the close of business on November 27, 2000, and advises stockholders in the 2001 proxy materials about the nature of the matter and how management intends to vote on such matter; or (2) has not received notice of the proposal by the close of business on November 27, 2000. Notices of intention to present proposals at the 2001 annual meeting should be forwarded to the address listed above.


BY ORDER OF THE BOARD OF DIRECTORS
Andrew S. Goldstein


Secretary
January 11, 2000


                                                                   EPITOPE, INC.

                                                                         EXHIBIT
                                  EPITOPE, INC.

                              2000 STOCK AWARD PLAN

                                   ARTICLE 1
                            ESTABLISHMENT AND PURPOSE

         1.1 Establishment. Epitope, Inc. ("Corporation"), hereby establishes the Epitope, Inc. 2000 Stock Award Plan (the "Plan"), effective as of February 15, 2000, subject to shareholder approval as provided in Article 17.

         1.2 Purpose. The purpose of the Plan is to promote and advance the interests of Corporation and its shareholders by enabling Corporation to attract, retain, and reward employees, outside advisors, and directors of Corporation and its subsidiaries. It is also intended to strengthen the mutuality of interests between such employees, advisors, and directors and Corporation's shareholders. The Plan is designed to meet this intent by offering stock options and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability, and financial success of Corporation.

                                   ARTICLE 2
                                   DEFINITIONS

         2.1 Defined Terms. For purposes of the Plan, the following terms have the meanings set forth below:

               "ADVISOR" means a natural person who is a consultant to or member of an Advisory Committee of Corporation or a Subsidiary, who provides bona fide services to Corporation and who is neither an employee of Corporation or a Subsidiary nor a Non-Employee Director. "Advisor" excludes any person who provides services to Corporation in connection with the offer or sale of securities in a capital raising transaction or to promote or maintain a market for Corporation's securities, and any other person excluded from the class of persons to whom securities may be offered pursuant to a registration statement on Form S-8 or any successor form of registration statement.

               "ADVISORY COMMITTEE" means a scientific advisory committee to Corporation or a Subsidiary.

               "AWARD" means an award or grant made to a Participant of Options, Stock Appreciation Rights, Restricted Awards, Performance Awards, or Other Stock-Based Awards pursuant to the Plan.

               "AWARD AGREEMENT" means an agreement as described in Section 6.4.

               "BOARD" means the Board of Directors of Corporation.

               "CODE" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor thereto, together with rules, regulations, and interpretations promulgated thereunder. Where the context so requires, any reference to a particular Code section will be construed to refer to the successor provision to such Code section.

               "COMMITTEE" means the committee appointed by the Board to administer the Plan as provided in Article 3 of the Plan.

               "COMMON  STOCK"  means  the  Common  Stock,   no  par  value,  of
Corporation or any security of Corporation issued in substitution, in exchange, or in lieu of such stock.

               "CONTINUING   RESTRICTION"  means  a  Restriction   contained  in
Sections 6.7, 6.8, and 16.4 of the Plan and any other Restrictions expressly designated by the Committee in an Award Agreement as a Continuing Restriction.

               "CORPORATION" means Epitope, Inc., an Oregon corporation, or any successor corporation.

EPITOPE, INC.
18

               "DEFERRED   COMPENSATION  OPTION"  means  a  Nonqualified  Option
granted with an option price less than Fair Market Value on the date of grant pursuant to Section 7.9 of the Plan.

               "DISABILITY" means the condition of being "disabled" within the meaning of Section 422(c)(6) of the Code. However, the Committee may change the foregoing definition of "Disability" or may adopt a different definition for purposes of specific Awards.

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute. Where the context so requires, any reference to a particular section of the Exchange Act, or to any rule promulgated under the Exchange Act, shall be construed to refer to successor provisions to such section or rule.

               "FAIR MARKET VALUE" means with respect to Common Stock, on a particular day, without regard to any restrictions (other than a restriction which, by its terms, will never lapse), the mean between the reported high and low sale prices, or, if there is no sale on such day, the mean between the reported bid and asked prices, of Shares of the Common Stock on that day or, if that day is not a trading day, the last prior trading day, on the securities exchange or automated securities interdealer quotation system on which such Shares have been traded.

               "INCENTIVE STOCK OPTION" or "ISO" means any Option granted pursuant to the Plan that is intended to be and is specifically designated in its Award Agreement as an "incentive stock option" within the meaning of Section 422 of the Code.

               "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an employee of Corporation or any Subsidiary.

               "NONQUALIFIED OPTION" or "NQO" means any Option, including a Deferred Compensation Option, granted pursuant to the Plan that is not an Incentive Stock Option.

               "OPTION" means an ISO, an NQO, or a Deferred Compensation Option.

               "OTHER STOCK-BASED AWARD" means an Award as defined in Section 11.1.

               "PARTICIPANT" means an employee of Corporation or a Subsidiary, an Advisor, or a Non-Employee Director who is granted an Award under the Plan.

               "PERFORMANCE AWARD" means an Award granted pursuant to the provisions of Article 10 of the Plan, the Vesting of which is contingent on performance attainment.

               "PERFORMANCE   CYCLE"  means  a  designated   performance  period
pursuant to the provisions of Section 10.3 of the Plan.

               "PERFORMANCE GOAL" means a designated performance objective pursuant to the provisions of Section 10.4 of the Plan.

               "PLAN" means this Epitope, Inc. 2000 Stock Award Plan, as set forth herein and as it may be amended from time to time.

               "REPORTING PERSON" means a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

               "RESTRICTED AWARD" means a Restricted Share or a Restricted Unit granted pursuant to Article 9 of the Plan.

               "RESTRICTED SHARE" means an Award described in Section 9.1(a) of the Plan.

                                                                   EPITOPE, INC.

               "RESTRICTED UNIT" means an Award of units representing Shares described in Section 9.1(b) of the Plan.

               "RESTRICTION" means a provision in the Plan or in an Award Agreement which limits the exercisability or transferability, or which governs the forfeiture, of an Award or the Shares, cash, or other property payable pursuant to an Award.

               "RETIREMENT" means:

                   (a) For  Participants  who  are  employees,  retirement  from active employment with Corporation and its Subsidiaries at or after age 50, or such earlier retirement date as approved by the Committee for purposes of the Plan;

                   (b) For Participants who are Non-Employee Directors, termination of membership on the Board after attaining age 50, or such earlier retirement date as approved by the Committee for purposes of the Plan; and

                   (c) For Participants who are Advisors, termination of service as an Advisor after attaining age 50, or such earlier retirement date as approved by the Committee for purposes of the Plan.

However, the Committee may change the foregoing definition of "Retirement" or may adopt a different definition for purposes of specific Awards.

              "SHARE" means a share of Common Stock.

              "STOCK APPRECIATION RIGHT" or "SAR" means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of Article 8 of the Plan.

              "SUBSIDIARY" means any "subsidiary corporation" of Corporation within the meaning of Section 424 of the Code, namely any corporation in which Corporation directly or indirectly controls 50 percent or more of the total combined voting power of all classes of stock having voting power.

              "VEST" or "VESTED" means:

                   (a) In the case of an Award that requires exercise,  to be or to become immediately and fully exercisable and free of all Restrictions (other than Continuing Restrictions);

                   (b) In the case of an Award that is subject to forfeiture, to be or to become nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions);

                   (c) In the case of an Award that is  required to be earned by attaining specified Performance Goals, to be or to become earned and nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions); or

                   (d) In the case of any other Award as to which payment is not dependent solely upon the exercise of a right, election, exercise, or option, to be or to become immediately payable and free of all Restrictions (except Continuing Restrictions).

         2.2 Gender and Number. Except where otherwise indicated by the context, any masculine or feminine terminology used in the Plan shall also include the opposite gender; and the definition of any term in Section 2.1 in the singular shall also include the plural, and vice versa.

EPITOPE, INC.
20

                                   ARTICLE 3
                                 ADMINISTRATION

         3.1 General. Except as provided in Section 3.7, the Plan will be administered by a Committee composed as described in Section 3.2.

         3.2 Composition of the Committee. The Committee will be appointed by the Board from among its members in a number and with such qualifications as will meet the requirements for approval by a committee pursuant to both Rule 16b-3 under the Exchange Act and Section 162m of the Code. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, will be filled by the Board. The initial members of the Committee will be the members of Corporation's existing Executive Compensation Committee. The Board may at any time replace the Executive Compensation Committee with another Committee. In the event that the Executive Compensation Committee ceases to satisfy the requirements of Rule 16b-3 or
Section 162m of the Code, the Board will appoint another Committee satisfying such requirements.

         3.3 Authority of the Committee. The Committee will have full power and authority (subject to such orders or resolutions as may be issued or adopted from time to time by the Board) to administer the Plan in its sole discretion, including the authority to:

                   (a)  Construe and interpret the Plan and any Award Agreement;

                   (b) Promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan;

                   (c)  With respect to employees and Advisors:

                             (i) Select the employees and Advisors who shall be granted Awards;

                             (ii) Determine the number and types of Awards to be granted to each such Participant;

                             (iii) Determine the number of Shares, or Share equivalents, to be subject to each Award;

                             (iv)      Determine  the  option  price,   purchase
                        price, base price, or similar feature for any Award; and

                             (v) Determine all the terms and conditions of all Award Agreements, consistent with the requirements of the Plan.

Decisions of the Committee, or any delegate as permitted by the Plan, shall be final, conclusive, and binding on all Participants.

         3.4 Action by the Committee. A majority of the members of the Committee will constitute a quorum for the transaction of business. Action approved by a majority of the members present at any meeting at which a quorum is present, or action in writing by all the members of the Committee, will be the valid acts of the Committee.

         3.5 Delegation. Notwithstanding the foregoing, the Committee may delegate to one or more officers of Corporation the authority to determine the recipients, types, amounts, and terms of Awards granted to Participants who are not Reporting Persons.

         3.6 Liability of Committee Members. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Participant.

                                                                   EPITOPE, INC.

         3.7 Awards to Non-Employee Directors. The Board or Committee may grant Awards from time to time to Non-Employee Directors.

         3.8 Costs of Plan. The costs and expenses of administering the Plan will be borne by Corporation.


                                   ARTICLE 4
               DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN

         4.1 Duration of the Plan. The Plan is effective February 15, 2000, subject to approval by Corporation's shareholders as provided in Article 17. The Plan will remain in effect until Awards have been granted covering all the available Shares or the Plan is otherwise terminated by the Board. Termination of the Plan will not affect outstanding Awards.

         4.2  Shares Subject to the Plan.

              4.2.1 General. The shares which may be made subject to Awards under the Plan are Shares of Common Stock, which may be either authorized and unissued Shares or reacquired Shares. No fractional Shares may be issued under the Plan.

              4.2.2 Number of Shares. The maximum number of Shares for which Awards may be granted under the Plan is 2,500,000 Shares, plus the number of Shares that are available for grant under the Epitope, Inc., 1991 Stock Award Plan (the "1991 Plan"), on February 15, 2000, subject to adjustment pursuant to
Article 14 of the Plan.

              4.2.3 Availability of Shares for Future Awards. If an Award under the Plan, the 1991 Plan, or the Corporation's Incentive Stock Option Plan for Key Employees of Epitope, Inc. (the "ISOP"), is canceled or expires for any reason prior to having been fully Vested or exercised by a Participant or is settled in cash in lieu of Shares or is exchanged for other Awards, all Shares covered by such Awards will be made available for future Awards under the Plan. Furthermore, any Shares used as full or partial payment to Corporation by a Participant of the option, purchase, or other exercise price of an Award and any Shares covered by a Stock Appreciation Right which are not issued upon exercise will become available for future Awards.

                                   ARTICLE 5
                                  ELIGIBILITY

         5.1 Employees and Advisors. Officers and other employees of Corporation and any Subsidiaries (who may also be directors of Corporation or a Subsidiary) and Advisors who, in the Committee's judgment, are or will be contributors to the long-term success of Corporation will be eligible to receive Awards under the Plan.

         5.2  Non-Employee   Directors.   All  Non-Employee  Directors  will  be
eligible   to   receive   Awards   as   provided   in   Section   3.7   of   the
Plan.

                                   ARTICLE 6
                                     AWARDS

         6.1 Types of Awards. The types of Awards that may be granted under the Plan are:

                   (a)  Options governed by Article 7 of the Plan;

                   (b) Stock Appreciation Rights governed by Article 8 of the Plan;

                   (c)  Restricted Awards governed by Article 9 of the Plan;

                   (d)  Performance  Awards  governed by Article 10 of the Plan;
         and

                   (e) Other Stock-Based Awards or combination awards governed by Article 11 of the Plan.

EPITOPE, INC.
22

In the discretion of the Committee, any Award may be granted alone, in addition to, or in tandem with other Awards under the Plan.

         6.2 General. Subject to the limitations of the Plan, the Committee may cause Corporation to grant Awards to such Participants, at such times, of such types, in such amounts, for such periods, with such option prices, purchase prices, or base prices, and subject to such terms, conditions, limitations, and restrictions as the Committee, in its discretion, deems appropriate. Awards may be granted as additional compensation to a Participant or in lieu of other compensation to such Participant. A Participant may receive more than one Award and more than one type of Award under the Plan.

         6.3 Nonuniform Determinations. The Committee's determinations under the Plan or under one or more Award Agreements, including without limitation,
(a) the selection of Participants to receive Awards, (b) the type, form, amount, and timing of Awards, (c) the terms of specific Award Agreements, and (d) elections and determinations made by the Committee with respect to exercise or payments of Awards, need not be uniform and may be made by the Committee selectively among Participants and Awards, whether or not Participants are similarly situated.

         6.4 Award Agreements. Each Award will be evidenced by a written Award Agreement between Corporation and the Participant. Award Agreements may, subject to the provisions of the Plan, contain any provision approved by the Committee.

         6.5 Provisions Governing All Awards. All Awards will be subject to the following provisions:

                   (a) Alternative Awards. If any Awards are designated in their Award Agreements as alternative to each other, the exercise of all or part of one Award automatically will cause an immediate equal (or pro rata) corresponding termination of the other alternative Award or Awards.

                   (b) Rights as Shareholders. No Participant will have any rights of a shareholder with respect to Shares subject to an Award until such Shares are issued in the name of the Participant.

                   (c) Employment Rights. Neither the adoption of the Plan nor the granting of any Award will confer on any person the right to continued employment with Corporation or any Subsidiary or the right to remain as a director of Corporation or a member of any Advisory Committee, as the case may be, nor will it interfere in any way with the right of Corporation or a Subsidiary to terminate such person's employment or to remove such person as an Advisor or as a director at any time for any reason or for no reason, with or without cause.

                   (d) Termination Of Employment. The terms and conditions under which an Award may be exercised or will continue to Vest, if at all, after a Participant's termination of employment or service as an Advisor or as a Non-Employee Director will be determined by the Committee and specified in the applicable Award Agreement.

                   (e) Change in Control. The Committee, in its discretion, may provide in any Award Agreement that in the event of a change in control of Corporation (as the Committee may define such term in the Award Agreement), as of the date of such change in control:

                             (i) All, or a specified portion of, Awards requiring exercise will become fully and immediately exercisable, notwithstanding any other limitations on exercise;

                             (ii) All, or a specified portion of, Awards subject to Restrictions will become fully Vested; and

                             (iii) All, or a specified pOrtion of, Awards subject to Performance Goals will be deemed to have been fully earned.
                                                                   EPITOPE, INC.

         The Committee, in its discretion, may include change in control provisions in some Award Agreements and not in others, may include different change in control provisions in different Award Agreements, and may include change in control provisions for some Awards or some Participants and not for others.

                   (f) Service Periods. At the time of granting Awards, the Committee may specify, by resolution or in the Award Agreement, the period or periods of service performed or to be performed by the Participant in connection with the grant of the Award.

         6.6  Tax Withholding.

                   (a) General. Corporation will have the right to deduct from any settlement, including the delivery or Vesting of Shares, made under the Plan any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of Corporation to satisfy all obligations for the payment of such taxes. The recipient of any payment or distribution under the Plan will make arrangements satisfactory to Corporation for the satisfaction of any such withholding tax obligations. Corporation will not be required to make any such payment or distribution under the Plan until such obligations are satisfied.

                   (b) Stock Withholding. The Committee, in its sole discretion, may permit a Participant to satisfy all or a part of the withholding tax obligations incident to the settlement of an Award involving payment or delivery of Shares to the Participant by having Corporation withhold a portion of the Shares that would otherwise be issuable to the Participant. Such Shares will be valued based on their Fair Market Value on the date the tax withholding is required to be made. Any stock withholding with respect to a Reporting Person will be subject to such limitations as the Committee may impose to comply with the requirements of the Exchange Act.

         6.7 Annulment of Awards. Any Award Agreement may provide that the grant of an Award payable in cash is provisional until cash is paid in settlement thereof or that grant of an Award payable in Shares is provisional until the Participant becomes entitled to the certificate in settlement thereof. In the event the employment (or service as an Advisor or membership on the Board) of a Participant is terminated for cause (as defined below), any Award that is provisional will be annulled as of the date of such termination for cause. For the purpose of this Section 6.7, the term "for cause" has the meaning set forth in the Participant's employment agreement, if any, or otherwise means any discharge (or removal) for material or flagrant violation of the policies and procedures of Corporation or for other job performance or conduct which is materially detrimental to the best interests of Corporation, as determined by the Committee.

         6.8 Engaging in Competition With Corporation. Any Award Agreement may provide that, if a Participant terminates employment with Corporation or a Subsidiary for any reason whatsoever, and within 18 months after the date thereof accepts employment with any competitor of (or otherwise engages in competition with) Corporation, the Committee, in its sole discretion, may require such Participant to return to Corporation the economic value of any Award that is realized or obtained (measured at the date of exercise, Vesting, or payment) by such Participant at any time during the period beginning on the date that is six months prior to the date of such Participant's termination of employment with Corporation.

                                   ARTICLE 7
                                     OPTIONS

         7.1 Types of Options. Options granted under the Plan may be in the form of Incentive Stock Options or Nonqualified Options (including Deferred Compensation Options). The grant of each Option and the Award Agreement governing each Option will identify the Option as an ISO or an NQO. In the event the Code is amended to provide for tax-favored forms of stock options other than or in addition to Incentive Stock Options, the Committee may grant Options under the Plan meeting the requirements of such forms of options.

EPITOPE, INC.
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

         7.2 General. Options will be subject to the terms and conditions set forth in Article 6 and this Article 7 and may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee (or the Board with respect to Awards to Non-Employee Directors) deems desirable.

         7.3 Option Price. Each Award Agreement for Options will state the option exercise price per Share of Common Stock purchasable under the Option, which will not be less than:

                   (a)  $1 per  share  in the  case of a  Deferred  Compensation
         Option;

                   (b) 75 percent of the Fair Market Value of a Share on the date of grant for all other Nonqualified Options; or

                   (c) 100 percent of the Fair Market Value of a Share on the date of grant for all Incentive Stock Options.

         7.4 Option Term. The Award Agreement for each Option will specify the term of each Option, which may be unlimited or may have a specified period during which the Option may be exercised, as determined by the Committee.

         7.5 Time of Exercise. The Award Agreement for each Option will specify, as determined by the Committee:

                   (a)  The  time  or  times   when  the  Option   will   become
         exercisable and whether the Option will become exercisable in full or in graduated amounts over a period specified in the Award Agreement;

                   (b) Such other terms, conditions, and restrictions as to when the Option may be exercised as determined by the Committee; and

                   (c) The extent, if any, to which the Option will remain exercisable after the Participant ceases to be an employee, Advisor, or director of Corporation or a Subsidiary.

An Award Agreement for an Option may, in the discretion of the Committee, provide whether, and to what extent, the Option will become immediately and fully exercisable (i) in the event of the death, Disability, or Retirement of the Participant, or (ii) upon the occurrence of a change in control of Corporation.

         7.6 Method of Exercise. The Award Agreement for each Option will specify the method or methods of payment acceptable upon exercise of an Option. An Award Agreement may provide that the option price is payable in full in cash or, at the discretion of the Committee:

                   (a) In installments on such terms and over such period as the Committee determines;

                   (b) In previously acquired Shares (including Restricted Shares);

                   (c)  By  surrendering   outstanding  Awards  under  the  Plan
         denominated in Shares or in Share-equivalent units;

                   (d)  By delivery (in a form approved by the  Committee) of an
         irrevocable   direction  to  a  securities  broker  acceptable  to  the
         Committee:

                             (i) To sell Shares subject to the Option and to deliver all or a part of the sales proceeds to Corporation in payment of all or a part of the option price and withholding taxes due; or

                                                                   EPITOPE, INC.

                             (ii) To pledge Shares subject to the Option to the broker as security for a loan and to deliver all or a part of the loan proceeds to Corporation in payment of all or a part of the option price and withholding taxes due; or

                   (e) In any combination of the foregoing or in any other form approved by the Committee.

If Restricted Shares are surrendered in full or partial payment of an Option price, a corresponding number of the Shares issued upon exercise of the Option will be Restricted Shares subject to the same Restrictions as the surrendered Restricted Shares.

         7.7 Special Rules for Incentive Stock Options. In the case of an Option designated as an Incentive Stock Option, the terms of the Option and the Award Agreement must be in conformance with the statutory and regulatory requirements specified in Section 422 of the Code, as in effect on the date such ISO is granted. ISOs may be granted only to employees of Corporation or a Subsidiary. ISOs may not be granted under the Plan after February 15, 2010, unless the ten-year limitation of Section 422(b)(2) of the Code is removed or extended.

         7.8 Restricted Shares. In the discretion of the Committee, the Shares issuable upon exercise of an Option may be Restricted Shares if so provided in the Award Agreement.

         7.9 Deferred Compensation Options. The Committee may, in its discretion, grant Deferred Compensation Options with an option price less than Fair Market Value to provide a means for deferral of compensation to future dates. The option price will be determined by the Committee subject to Section 7.3(a) of the Plan. The number of Shares subject to a Deferred Compensation Option will be determined by the Committee, in its discretion, by dividing the amount of compensation to be deferred by the difference between the Fair Market Value of a Share on the date of grant and the option price of the Deferred Compensation Option. Amounts of compensation deferred with Deferred Compensation Options may include amounts earned under Awards granted under the Plan or under any other compensation program or arrangement of Corporation as permitted by the Committee. The Committee may grant Deferred Compensation Options only if it reasonably determines that the recipient of such an Option is not likely to be deemed to be in constructive receipt for income tax purposes of the income being deferred.

         7.10 Reload Options. The Committee, in its discretion, may provide in an Award Agreement for an Option that in the event all or a portion of the Option is exercised by the Participant using previously acquired Shares, the Participant will automatically be granted a replacement Option (with an option price equal to the Fair Market Value of a Share on the date of such exercise) for a number of Shares equal to (or equal to a portion of) the number of shares surrendered upon exercise of the Option. Such reload Option features may be subject to such terms and conditions as the Committee shall determine, including without limitation, a condition that the Participant retain the Shares issued upon exercise of the Option for a specified period of time.

         7.11 Limitation on Number of Shares Subject to Options. In no event may Options for more than 500,000 Shares be granted to any individual under the Plan during any fiscal year period.

                                   ARTICLE 8
                            STOCK APPRECIATION RIGHTS

         8.1 General. Stock Appreciation Rights will be subject to the terms and conditions set forth in Article 6 and this Article 8 and may contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee (or the Board with respect to Awards to Non-Employee Directors) deems desirable.

         8.2 Nature of Stock Appreciation Right. A Stock Appreciation Right is an Award entitling a Participant to receive an amount equal to the excess (or if the Committee determines at the time of grant, a portion of the excess) of the Fair Market Value of a Share of Common Stock on the date of exercise of the SAR over the base price, as described below, on the date of grant of the SAR, multiplied by the number of Shares with respect to which the SAR has been exercised. The base price will be designated by the Committee in the Award Agreement for the SAR and may be the Fair Market Value of a Share on the grant date of the SAR or such other higher or lower price as the Committee determines.


EPITOPE, INC.
26

         8.3 Exercise. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee. The Committee may also provide that an SAR will be automatically exercised on one or more specified dates or upon the satisfaction of one or more specified conditions. In the case of SARs granted to Reporting Persons, exercise of the SAR will be limited by the Committee to the extent required to comply with the applicable requirements of Rule 16b-3 under the Exchange Act.

         8.4 Form of Payment. Payment upon exercise of a Stock Appreciation Right may be made in cash, in installments, in Shares, by issuance of a Deferred Compensation Option, or in any combination of the foregoing, or in any other form as the Committee determines.

         8.5 Limitation on Number of Shares Subject to SARs. In no event may SARs for more than 500,000 Shares be granted to any individual under the Plan during any fiscal year period.

                                   ARTICLE 9
                                RESTRICTED AWARDS

         9.1 Types of Restricted Awards. Restricted Awards granted under the Plan may be in the form of either Restricted Shares or Restricted Units.

                   (a) Restricted Shares. A Restricted Share is an Award of Shares transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, restrictions on the sale, assignment, transfer, or other disposition of such Restricted Shares and may include a requirement that the Participant forfeit such Restricted Shares back to Corporation upon termination of Participant's employment (or service as an Advisor or Non-Employee Director) for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Shares. Each Participant receiving a Restricted Share will be issued a stock certificate in respect of such Shares, registered in the name of such Participant, and will be required to execute a stock power in blank with respect to the Shares evidenced by such certificate. The certificate evidencing such Restricted Shares and the stock power will be held in custody by Corporation until the Restrictions thereon will have lapsed.

                   (b) Restricted Units. A Restricted Unit is an Award of units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, and may include a requirement that the Participant forfeit such Restricted Units upon termination of Participant's employment (or service as an Advisor or Non-Employee Director) for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Units.

         9.2 General. Restricted Awards will be subject to the terms and conditions of Article 6 and this Article 9 and may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee (or the Board with respect to Awards to Non-Employee Directors) deems desirable.

         9.3 Restriction Period. Restricted Awards will provide that such Awards, and the Shares subject to such Awards, may not be transferred, and may provide that, in order for a Participant to Vest in such Awards, the Participant must remain in the employment (or remain as an Advisor or Non-Employee Director) of Corporation or its Subsidiaries, subject to relief for reasons specified in the Award Agreement, for a period commencing on the date of the Award and ending on such later date or dates as the Committee designates at the time of the Award (the "Restriction Period"). During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of Shares received under or governed by a Restricted Award grant. The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of Restrictions during the Restriction Period where the Restrictions lapse in installments) the Participant shall be entitled to settlement of the Restricted Award or portion thereof, as the case may be. Although Restricted Awards will usually Vest based on continued employment (or service as an Advisor or Non-Employee Director) and Performance Awards under
Article 10 shall usually Vest based on attainment of Performance Goals, the Committee, in its discretion, may condition Vesting of Restricted Awards on attainment of Performance

                                                                   EPITOPE, INC.

Goals as well as continued employment (or service as an Advisor or Non-Employee Director). In such case, the Restriction Period for such a Restricted Award will include the period prior to satisfaction of the Performance Goals.

         9.4 Forfeiture. If a Participant ceases to be an employee, Advisor of Corporation or a Subsidiary or Non-Employee Director during the Restriction Period for any reason other than reasons which may be specified in an Award Agreement (such as death, Disability, or Retirement), the Award Agreement may require that all non-Vested Restricted Awards previously granted to the Participant be forfeited and returned to Corporation.

         9.5  Settlement of Restricted Awards.

                   (a) Restricted Shares. Upon Vesting of a Restricted Share Award, the legend on such Shares will be removed and the Participant's stock power will be returned and the Shares will no longer be Restricted Shares. The Committee may also, in its discretion, permit a Participant to receive, in lieu of unrestricted Shares at the conclusion of the Restriction Period, payment in cash, installments, a Deferred Compensation Option equal to the Fair Market Value of the Restricted Shares as of the date the Restrictions lapse, or in any other manner or combination of such methods as the Committee, in its sole discretion, determines.

                   (b) Restricted Units. Upon Vesting of a Restricted Unit Award, a Participant will be entitled to receive payment for Restricted Units in an amount equal to the aggregate Fair Market Value of the Shares covered by such Restricted Units at the expiration of the Applicable Restriction Period. Payment in settlement of a Restricted Unit will be made as soon as practicable following the conclusion of the applicable Restriction Period in cash, in installments, in Shares equal to the number of Restricted Units, by issuance of a Deferred Compensation Option, or in any other manner or combination of such methods as the Committee, in its sole discretion, determines.

         9.6 Rights as a Shareholder. A Participant will have, with respect to unforfeited Shares received under a grant of Restricted Shares, all the rights of a shareholder of Corporation, including the right to vote the Shares, and the right to receive any cash dividends. Stock dividends issued with respect to Restricted Shares will be treated as additional Shares covered by the grant of Restricted Shares and will be subject to the same Restrictions.

                                   ARTICLE 10
                               PERFORMANCE AWARDS

         10.1 General. Performance Awards will be subject to the terms and conditions set forth in Article 6 and this Article 10 and may contain such other terms and conditions not inconsistent with the express provisions of the Plan, as the Committee (or the Board with respect to Awards to Non-Employee Directors) deems desirable.

         10.2 Nature of Performance Awards. A Performance Award is an Award of units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such Performance Award or a portion thereof in the event specified performance criteria are not met within a designated period of time.

         10.3 Performance Cycles. For each Performance Award, the Committee will designate a performance period (the "Performance Cycle") with a duration to be determined by the Committee in its discretion within which specified Performance Goals are to be attained. There may be several Performance Cycles in existence at any one time and the duration of Performance Cycles may differ from each other.

         10.4 Performance Goals. The Committee will establish Performance Goals for each Performance Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. Performance Goals may be based on performance criteria for Corporation, a Subsidiary, or an operating group, or based on a Participant's individual performance. Performance Goals may include objective and subjective criteria. During any Performance Cycle, the Committee may adjust the Performance Goals for such Performance Cycle as it deems equitable in recognition of unusual or nonrecurring events affecting Corporation, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

EPITOPE, INC.
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

         10.5 Determination of Awards. As soon as practicable after the end of a Performance Cycle, the Committee will determine the extent to which Performance Awards have been earned on the basis of performance in relation to the established Performance Goals.

         10.6 Timing  and Form of  Payment.  Settlement  of  earned  Performance
Awards will be made to the Participant as soon as practicable after the expiration of the Performance Cycle and the Committee's determination under
Section 10.5, in the form of cash, installments, Shares, Deferred Compensation Options, or any combination of the foregoing or in any other form as the Committee determines.

         10.7 Performance Goals for Executive Officers. The performance goals for Performance Awards granted to executive officers of Corporation may relate to corporate performance, business unit performance, or a combination of both.

                   (a) Corporate performance goals will be based on financial performance goals related to the performance of Corporation as a whole and may include one or more measures related to earnings, profitability, efficiency, or return to stockholders such as earnings per share, operating profit, stock price, costs of production, or other measures.

                   (b) Business unit performance goals will be based on a combination of financial goals and strategic goals related to the performance of an identified business unit for which a Participant has responsibility. Strategic goals for a business unit may include one or a combination of objective factors relating to success in implementing strategic plans or initiatives, introductory products, constructing facilities, or other identifiable objectives. Financial goals for a business unit may include the degree to which the business unit achieves one or more objective measures related to its revenues, earnings, profitability, efficiency, operating profit, costs of production, or other measures.

                   (c) Any corporate or business unit goals may be expressed as absolute amounts or as ratios or percentages. Success may be measured against various standards, including budget targets, improvement over prior periods, and performance relative to other companies, business units, or industry groups.

         10.8 Award Limitations. The maximum number of Shares issuable with respect to Performance Awards granted to any individual executive officer may not exceed 150,000 Shares for any calendar year.

                                   ARTICLE 11
                    OTHER STOCK-BASED AND COMBINATION AWARDS

         11.1 Other Stock-Based Awards. The Committee (or the Board with respect to Awards to Non-Employee Directors) may grant other Awards under the Plan pursuant to which Shares are or may in the future be acquired, or Awards denominated in or measured by Share equivalent units, including Awards valued using measures other than the market value of Shares. Such Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, any other type of Award granted under the Plan.

         11.2 Combination Awards. The Committee may also grant Awards under the Plan in tandem or combination with other Awards or in exchange of Awards, or in tandem or combination with, or as alternatives to, grants or rights under any other employee plan of Corporation, including the plan of any acquired entity. No action authorized by this section may reduce the amount of any existing benefits or change the terms and conditions thereof without the Participant's consent.

                                                                   EPITOPE, INC.

                                   ARTICLE 12
                               DEFERRAL ELECTIONS

         The Committee may permit a Participant to elect to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise, earn-out, or Vesting of an Award made under the Plan. If any such election is permitted, the Committee will establish rules and procedures for such payment deferrals, including, but not limited to:
(a) payment or crediting of reasonable interest on such deferred amounts credited in cash, (b) the payment or crediting of dividend equivalents in respect of deferrals credited in Share equivalent units, or (c) granting of Deferred Compensation Options.

                                   ARTICLE 13
                              DIVIDEND EQUIVALENTS

         Any Awards may, at the discretion of the Committee, earn dividend equivalents. In respect of any such Award that is outstanding on a dividend record date for Common Stock, the Participant may be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the Shares covered by such Award, had such covered Shares been issued and outstanding on such dividend record date. The Committee will establish such rules and procedures governing the crediting of dividend equivalents, including the timing, form of payment, and payment contingencies of such dividend equivalents, as it deems appropriate or necessary.

                                   ARTICLE 14
                ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

         14.1 Plan Does Not Restrict Corporation. The existence of the Plan and the Awards granted hereunder will not affect or restrict in any way the right or power of the Board or the shareholders of Corporation to make or authorize any adjustment, recapitalization, reorganization, or other change in Corporation's capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Corporation's capital stock or the rights thereof, the dissolution or liquidation of Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

       14.2 Adjustments by the Committee. In the event of any change in capitalization affecting the Common Stock of Corporation, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Committee, in its sole discretion, may deem appropriate to reflect such change, will be made with respect to the aggregate number of Shares for which Awards in respect thereof may be granted under the Plan, the maximum number of Shares which may be sold or awarded to any Participant, the number of Shares covered by each outstanding Award, and the price per Share in respect of outstanding Awards. The Committee may also make such adjustments in the number of Shares covered by, and price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends), of Corporation assets to shareholders.

                                   ARTICLE 15
                            AMENDMENT AND TERMINATION

         The Board may amend, suspend, or terminate the Plan or any portion of the Plan at any time, provided no amendment may be made without shareholder approval if such approval is required by applicable law or the applicable requirements of a stock exchange or over-the-counter stock trading system.

                                   ARTICLE 16
                                  MISCELLANEOUS

         16.1 Unfunded Plan. The Plan will be unfunded and Corporation will not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of Corporation to any person

EPITOPE, INC.
30
with respect to any Award under the Plan will be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of Corporation will be deemed to be secured by any pledge of, or other encumbrance on, any property of Corporation.

         16.2 Payments to Trust. The Committee is authorized (but has no obligation) to cause to be established a trust agreement or several trust agreements whereunder the Committee may make payments of amounts due or to become due to Participants in the Plan.

         16.3 Other Corporation Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the
Plan will not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state or country and shall not be included in, or have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by Corporation or a Subsidiary unless expressly so provided by such other plan or arrangements, or except where the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of cash compensation. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards, or payments under any other Corporation or Subsidiary plans, arrangements, or programs. The Plan notwithstanding, Corporation or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain, and reward employees and directors for their service with Corporation and its Subsidiaries.

         16.4 Securities Law Restrictions. No Shares may be issued under the Plan unless counsel for Corporation is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Shares delivered under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         16.5 Governing Law. Except with respect to references to the Code or federal securities laws, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the state of Oregon.

                                   ARTICLE 17
                              SHAREHOLDER APPROVAL

         The Plan is expressly subject to the approval of the Plan by the shareholders at the 2000 annual meeting of Corporation's shareholders.

                                                                   EPITOPE, INC.
                                                                              31

PROXY

                                  EPITOPE, INC.
                       2000 ANNUAL MEETING OF SHAREHOLDERS
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Charles E. Bergeron and Theodore R. Gwin, and each of them, proxies with full power of substitution, to vote all of the shares which the undersigned is entitled to vote at the 2000 Annual Meeting of Shareholders of Epitope, Inc. (the "Company"), to be held on Tuesday, February 15, 2000, and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if personally present, with respect to the matters listed on the reverse side.

The shares represented by this Proxy, if properly executed, will be voted as specified on the reverse side or, IF NO SPECIFICATION IS MADE, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE AS DIRECTORS AND FOR
ITEM 2. If any other business properly comes before the meeting, the proxies named above will have discretionary authority to vote thereon in accordance with their best judgment.

          PLEASE MARK, DATE, SIGN, AND RETURN THE PROXY CARD PROMPTLY.
                  (Continued and to be signed on reverse side.)



                              FOLD AND DETACH HERE




                                  EPITOPE, INC.


                       2000 ANNUAL MEETING OF SHAREHOLDERS

                           TUESDAY, FEBRUARY 15, 2000

         Please mark your votes as indicated in this example [X]


                                                                  FOR   WITHHOLD
1.       Election of Directors                                    [  ]   [  ]
         Class III (Term Expiring 2001)
                  Frank G. Hausmann
         Class I (Term Expiring 2003)
                  W. Charles Armstrong
                  Roger L. Pringle
                  John W. Morgan


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK FOR AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE. TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES, MARK WITHHOLD.)

                                                         FOR   AGAINST  ABSTAIN
2.       Approval of Epitope, Inc. 2000 Stock Award Plan [  ]    [  ]     [  ]



Signature(s)                                         Dated:             , 2000
             ------------------------------------          -------------

Please date and sign exactly as your name appears on this Proxy. If signing for estates, trusts, partnerships or corporations, name and title or capacity should be stated. If shares are held jointly, each holder should sign.






                              FOLD AND DETACH HERE




                                  EPITOPE, INC.


                       2000 ANNUAL MEETING OF SHAREHOLDERS

                           TUESDAY, FEBRUARY 15, 2000